UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55617	46-1722812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2022, SmartStop Self Storage REIT, Inc., a Maryland corporation (the “Company”), Strategic Storage Growth Trust II, Inc., a Maryland corporation (“SSGT II”), and SSGT II Merger Sub, LLC, a Maryland limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). SSGT II is sponsored by an indirect subsidiary of the Company.

The Merger Agreement provides that the Company will acquire SSGT II by way of a merger of SSGT II with and into Merger Sub, with Merger Sub being the surviving entity (the “Merger”). The Merger is expected to close during the first half of 2022. At the effective time of the Merger (the “Merger Effective Time”), SSGT II shall cease to exist as a separate entity in accordance with the applicable provisions of the Maryland General Corporation Law. The special committee of the board of directors of the Company (the “SmartStop Special Committee”), the board of directors of the Company (the “SmartStop Board”), and the board of directors of SSGT II (the “SSGT II Board”) have unanimously approved the Merger, the Merger Agreement, and the transactions contemplated by the Merger Agreement. The SmartStop Special Committee is comprised entirely of independent directors of the Company. The SSGT II Board is comprised of H. Michael Schwartz and James Barry. Mr. Schwartz also serves as Chief Executive Officer of the Company and Chairman of the SmartStop Board, and Mr. Barry also serves as Chief Financial Officer of the Company.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the Merger Effective Time, each share of SSGT II’s common stock, $0.001 par value per share (“SSGT II Common Stock”), issued and outstanding immediately prior to the Merger Effective Time (other than shares owned by the Company, any subsidiary of the Company, or any subsidiary of SSGT II) will be converted into the right to receive 0.9118 shares of the Company’s Class A Common Stock, $0.001 par value per share (the “SmartStop Common Stock”), subject to the treatment of fractional shares in accordance with the Merger Agreement (the “Merger Consideration”).

Assuming all of the conditions of the Merger are satisfied and the Merger is consummated in accordance with the terms in the Merger Agreement, the Company will acquire all of the real estate owned by SSGT II, which as of December 31, 2021 consisted of (i) 10 wholly-owned self storage facilities located in seven states comprising approximately 7,740 self storage units and approximately 853,900 net rentable square feet, and (ii) SSGT II’s 50% equity interest in three unconsolidated real estate ventures located in the Greater Toronto Area of Ontario, Canada (the “JV Properties”). The unconsolidated real estate ventures consist of one operating self storage property and two parcels of land being developed into self storage facilities, with subsidiaries of SmartCentres Real Estate Investment Trust, an unaffiliated third party (“SmartCentres”), owning the other 50% of such entities.

As of December 31, 2021, SSGT II’s wholly-owned self storage portfolio was comprised of the following:

Property	Approx. Units(1)	Approx. Sq. Ft. (net)(2)	% of Total Rentable Sq. Ft.	Physical Occupancy %(3)
Sacramento – CA	1,080	108,000	12.7%	94.4%
Phoenix – AZ	590	64,100	7.5%	93.5%
Houston – TX	640	74,700	8.7%	94.2%
Milwaukee – WI	780	83,400	9.8%	90.3%
Mill Creek – WA	660	65,400	7.7%	95.7%
Homestead – FL	800	96,200	11.3%	96.5%
Lutz – FL	790	87,300	10.2%	94.7%
St. Petersburg – FL	790	74,400	8.7%	96.6%
Las Vegas – NV	950	107,900	12.6%	90.0%
Olympia – WA	660	92,500	10.8%	93.6%

Total	7,740	853,900	100%	93.8%

(1)	Includes all rentable units, consisting of storage units and parking units (approximately 160 units).
(2)	Includes all rentable square feet consisting of storage units and parking units (approximately 49,000 square feet).
(3)	Represents the occupied square feet divided by total rentable square feet as of December 31, 2021.

As of December 31, 2021, the JV Properties consisted of the following:

Property	Units	Rentable Sq. Ft. (net)	Physical Occupancy %(1)
Toronto – ONT	720	46,800	93.9%
Aurora – ONT(2)	890	94,400	N/A

Total(3)	2,440	232,300	93.4%

(1)	Represents the occupied square feet divided by total rentable square feet as of December 31, 2021.
(2)	The Aurora JV property is under development and estimated to be completed in the first half of 2023. Figures shown are estimates upon completion.
(3)	Includes JV Properties as of December 31, 2021. One additional JV development property was added in January 2022.

Additionally, the Company will obtain SSGT II’s rights to acquire a property located in San Gabriel, California.

The Merger Agreement contains customary representations, warranties, and covenants, including covenants relating to the conduct of the respective businesses of the Company and SSGT II during the period between the execution of the Merger Agreement and the earlier of the completion of the Merger or the termination of the Merger Agreement in accordance with its terms. The closing of the Merger (the “Closing”) is subject to and conditioned on the approval of the Merger by the affirmative vote of the holders of not less than a majority of all outstanding shares of SSGT II Common Stock (the “Stockholder Approval”). Pursuant to the terms of the Merger Agreement, the Closing is also subject to other customary conditions, including the delivery of certain documents and legal opinions, the accuracy of the representations and warranties of the parties (subject to the materiality standards contained in the Merger Agreement), the effectiveness of the registration statement on Form S-4 to be filed by the Company to register the shares of the SmartStop Common Stock to be issued as Merger Consideration, and the absence of a “SmartStop Material Adverse Effect” or “SSGT II Material Adverse Effect” (as each term is defined in the Merger Agreement). The Company’s obligation to consummate the Merger is not subject to a financing condition. The Closing is not subject to the approval of the Company’s stockholders.

During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (California local time) on March 26, 2022 (the “Go Shop Period End Time”), SSGT II (through the SSGT II Board and its representatives) may initiate, solicit, provide information and enter into discussions concerning proposals relating to alternative Acquisition Proposals (as defined in the Merger Agreement) (the “Go Shop”). SSGT II may continue to participate in such discussions with a Go Shop Bidder (as defined in the Merger Agreement) for certain time periods following the Go Shop Period End Time under the terms set forth in the Merger Agreement. Following the Go Shop Period End Time, except with respect to a Go Shop Bidder, the Merger Agreement prohibits SSGT II and its subsidiaries and representatives from soliciting, providing information or entering into discussions concerning alternative Acquisition Proposals, subject to certain limited exceptions.

The Merger Agreement contains the following termination rights: (i) by mutual written consent of the Company and SSGT II; (ii) by either the Company or SSGT II, if the Closing has not occurred by November 21, 2022; (iii) by either the Company or SSGT II, if a governmental authority issues an order, decree, ruling, or other action that permanently enjoins or prohibits the transactions under the Merger Agreement; (iv) by either the Company or SSGT II, if the Stockholder Approval is not obtained; (v) by either the Company or SSGT II, if the other party breaches any representation or covenant that causes a condition to the Closing to not be satisfied; (vi) by SSGT II, if SSGT II enters into an acquisition agreement arising out of the Go Shop; (vii) by SSGT II, if SSGT II enters into an acquisition agreement other than in connection with the Go Shop and prior to SSGT II obtaining Stockholder Approval; (viii) by SSGT II, upon the occurrence of an Intervening Event (as defined in the Merger Agreement); or (ix) by the Company, subject to the conditions contained in the Merger Agreement, if prior to SSGT II obtaining Stockholder Approval, any of the following occurs: (a) the SSGT II Board makes an Adverse Recommendation Change, for any reason; (b) the SSGT II Board approves or publicly endorses or recommends any other acquisition proposal; (c) a tender or exchange offer for shares of SSGT II Common Stock commences and the SSGT II Board fails to recommend against acceptance of the offer and to publicly reaffirm the recommendation for the Merger; (d) the SSGT II Board’s recommendation for the SSGT II stockholders to approve the Merger is not included in the proxy statement for the SSGT II stockholders meeting; or (e) SSGT II materially violates its non-solicitation obligations with respect to Acquisition Proposals after the of the Go Shop Period End Time.

In connection with the termination of the Merger Agreement and SSGT II’s entry into an alternative transaction with respect to a Superior Proposal (as defined in the Merger Agreement), as well as under other specified circumstances, SSGT II will be required to pay to the Company a termination payment of $2,600,000 in the event of termination arising out of the Go Shop, or $5,200,000 in the event of termination under certain other circumstances. In addition, the Merger Agreement provides for customary expense reimbursement (not to exceed $1,000,000) under specified circumstances set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide the Company’s investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, SSGT II, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement: (i) are made only for purposes of the Merger Agreement and are made as of specific dates; (ii) are solely for the benefit of the parties; (iii) may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. The Company’s and SSGT II’s investors and security holders should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, SSGT II, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01.	Regulation FD Disclosure.

On February 24, 2022, the Company and SSGT II issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

Concurrently with the entry into the Merger Agreement, SSGT II, SS Growth Operating Partnership II, L.P., the operating partnership of SSGT II (“SSGT II Operating Partnership”), and SS Growth Advisor II, LLC, SSGT II’s external investment advisor and an indirect subsidiary of the Company (“SSGT II Advisor”), entered into a termination agreement, pursuant to which the Advisory Agreement, dated as of October 26, 2018, by and among SSGT II, SSGT II Operating Partnership, and SSGT II Advisor will terminate immediately prior to the Merger Effective Time without any payment to SSGT II Advisor.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger, dated as of February 24, 2022, by and among SmartStop Self Storage REIT, Inc., Strategic Storage Growth Trust II, Inc., and SSGT II Merger Sub, LLC

99.1	Joint Press Release dated as of February 24, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of SSGT II and will also constitute a prospectus of the Company. SSGT II intends to mail or otherwise provide to its stockholders the proxy statement/prospectus and other relevant materials, and hold a meeting of its stockholders to obtain the requisite stockholder approval of the Merger. BEFORE MAKING ANY VOTING DECISION, SSGT II’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at https://strategicreit.com/site/sst2. In addition, the proxy statement/prospectus and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the following address: SmartStop Self Storage REIT, Inc., Attention: Nicholas M. Look, 10 Terrace Road, Ladera Ranch, California 92694, or by calling (877) 327-3485.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Participants in Solicitation Relating to the Merger

The Company and SSGT II and their respective directors and executive officers, as well as SS Growth Advisor II, LLC, may be deemed, under SEC rules, to be participants in the solicitation of proxies from SSGT II’s stockholders with respect to the proposed Merger. Security holders can obtain information regarding the names, affiliations and interests of such persons in the Company’s proxy statement filed with the SEC on April 15, 2021 or in the proxy statement/prospectus when it becomes available. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the Merger Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain the Stockholder Approval or the failure to satisfy the other closing conditions to the Merger; (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the SEC’s website, www.sec.gov. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, INC.

Date: February 24, 2022	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer